UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 16, 2021

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Pacific Biosciences of California, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 16, 2021. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below. The Annual Meeting was a virtual meeting held via live audio webcast. The stockholders of the Company voted on the following items at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2021:

1.To elect three Class II directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal; and

2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

The voting results for each of these proposals are detailed below.

Proposal 1: Election of three Class II Directors

Name of Director	For	Against	Abstain	Broker Non-Votes
Randy Livingston	127,471,470	2,888,560	55,635	25,573,820
Marshall Mohr	111,039,442	19,289,521	86,702	25,573,820
Hannah Valantine, M.D.	130,187,789	177,238	50,638	25,573,820

Each director nominee was duly elected to serve until the 2024 annual meeting of stockholders and until their successor is duly elected and qualified, subject to their earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
154,884,084	536,719	568,682

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Brett Atkins

Brett Atkins General Counsel and Corporate Secretary

Date: June 17, 2021